UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2010

VERECLOUD, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52882	26-0578268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6560 South Greenwood Plaza Boulevard
Number 400 Englewood, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(877) 711-6492
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignation of an Officer

On June 22, 2010, John F. McCawley resigned from his position as President of Verecloud, Inc. (the "Company").  Mr. McCawley will continue to serve as the Company's Chief Executive Officer.

(c)	Appointment of an Officer

On June 22, 2010, upon approval by the Company’s Board of Directors, William ("Billy") E. Wood, III, age 44, was named President of the Company.  Prior to his appointment as President and for the previous seven months, Mr. Wood acted as a consultant to the Company.  Mr. Wood has extensive experience in the software services industry.  From November 2006 to November, 2009, Mr. Wood worked as a consultant advising numerous early stage companies regarding strategy, sales, marketing, technology, and capital raising, including, the following real estate companies: Plus One Communities; Tuscan Sun Communities; and Sommet Partners, and the following software companies: AeX; and Builderadius.  From June 3005 to October 2006, Mr. Wood served as President of Newdea, an enterprise resource planning software company with offices in Denver and Boulder, Colorado.  During his tenure at Newdea, Mr. Wood managed all operations, working capital and constituent relationships.  In addition, he coordinated all technology, marketing, sales, operations and support protocols for Newdea.  From March 2000 to May 2005, Mr. Wood served as President of TRE Financial Services, Inc., a federal and state tax software and financial services company ("TRE").  At TRE, Mr. Wood managed all operations and successfully raised the necessary capital to purchase TRE's sole source technology provider, integrate the two operations and roll-out new product initiatives.  In addition to the above, Mr. Wood also sits on the Board of Directors of OfferClick, Inc., Fundster, Inc. and American Medical ID.  Mr. Wood earned a Bachelor of Arts in Economics from the University of Texas at Austin.

(e)	Compensatory Arrangements with Executives

Billy Wood Employment Agreement

In connection with Mr. Wood's appointment as President of the Company, on June 22, 2010, the Company entered into an employment agreement (the "Wood Employment Agreement") with Mr. Wood.

Pursuant to the Wood Employment Agreement, Mr. Wood will serve as the Company's President and report directly to the Company's Chief Executive Officer and Board of Directors.  Mr. Wood will receive a base compensation of $225,000 per annum, payable in accordance with the Company's normal payroll practices.  In addition, the Company will award Mr. Wood annual incentive compensation at the discretion of the Board of Directors.  Such incentive compensation may be tied to the attainment of certain financial or other performance targets.  Furthermore, Mr. Wood will be granted a non-qualified stock option to purchase a total of 5,700,000 shares of the Company's common stock, par value $0.001 ("Common Stock") at $0.02 per share strike price, pursuant to the Company's 2009 Equity Incentive Plan (the "Equity Incentive Plan") and a written Non-Qualified Stock Option Agreement (the "Wood Option").  The Wood Option will vest 1/12 on the last day of each calendar quarter commencing September 30, 2010, so that if Mr. Wood remains continuously employed by the Company, the Wood Option will fully vest on June 30, 2013.

Under the Wood Employment Agreement, Mr. Wood is eligible to participate in the Company's benefit plans (including, as they become available, savings, profit-sharing, life, disability, health, accident and other programs), will accrue three weeks paid vacation per year and be entitled to paid holidays in accordance with the Company's vacation policy.

In the event Mr. Wood’s employment is terminated without cause (as defined in the Wood Employment Agreement) or Mr. Wood resigns for good reason (as defined in the Wood Employment Agreement), upon execution of a release of claims against the Company, Mr. Wood would be entitled to receive an amount equal to six times the amount of his monthly base salary. However, in the event Mr. Wood’s employment is terminated without cause (as defined in the Wood Employment Agreement) or Mr. Wood resigns for good reason (as defined in the Wood Employment Agreement), at anytime during the period beginning three months prior to a change in control (as defined in the Wood Employment Agreement) and ending 12 months after a change in control, Mr. Wood would instead be entitled to receive a lump sum payment equal to the sum of (i) 1.0 times his base salary, plus (ii) the bonus he earned for the prior calendar year, plus (iii) 12.0 times the monthly premium amount for Mr. Wood’s employee benefits.

In addition, the Wood Employment Agreement includes a "modified 280G cutback" which provides that, in the event of a change in control (as defined in the Wood Employment Agreement), if Mr. Wood would receive payments in excess of the Internal Revenue Code Section 280G statutory safe harbor amount, he will receive the amount of payments that results in the greatest after-tax proceeds.

The foregoing description of the Wood Employment Agreement and the Wood Option are qualified in their entirety by reference to the complete text of the Wood Employment Agreement and the Wood Option, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Jim Buckley Employment Agreement

On June 22, 2010, the Company and its Chief Financial Officer, James R. Buckley, entered into an employment agreement (the "Buckley Employment Agreement").

Pursuant to the Buckley Employment Agreement, Mr. Buckley will serve as the Company's Chief Financial Officer and Chief Compliance Officer and report directly to the Company's Chief Executive Officer, President and Board of Directors.  Mr. Buckley will receive a base compensation of $180,000 per annum, payable in accordance with the Company's normal payroll practices.  In addition, the Company will award Mr. Buckley annual incentive compensation at the discretion of the Board of Directors.  Such incentive compensation may be tied to the attainment of certain financial or other performance targets.  Furthermore, Mr. Buckley will be granted a non-qualified stock option to purchase a total of 1,900,000 shares of the Company's Common Stock at $0.02 per share strike price, pursuant to the Equity Incentive Plan, and a written Nonqualified Stock Option Agreement (the "Buckley Option").  The Buckley Option will vest 1/12 on the last day of each calendar quarter commencing September 30, 2010, so that if Mr. Buckley remains continuously employed by the Company, the Buckley Option will fully vest on June 30, 2013.

The Buckley Employment Agreement contains identical provisions to the Wood Employment Agreement regarding benefits, severance, and change in control payments.

The foregoing description of the Buckley Employment Agreement and the Buckley Option are qualified in their entirety by reference to the complete text of the Buckley Employment Agreement and the Buckley Option, which are attached hereto as Exhibits 10.3 and 10.4, respectively, and incorporated by reference herein.

Michael P. Cookson Employment Agreement

On June 22, 2010, the Company and its Chief Operating Officer, Michael P. Cookson, entered into an employment agreement (the "Cookson Employment Agreement").

Pursuant to the Cookson Employment Agreement, Mr. Cookson will serve as the Company's Chief Operating Officer and report directly to the Company's Chief Executive Officer, President and Board of Directors.  Mr. Cookson will receive a base compensation of $180,000 per annum, payable in accordance with the Company's normal payroll practices.  In addition, the Company will award Mr. Cookson annual incentive compensation at the discretion of the Board of Directors.  Such incentive compensation may be tied to the attainment of certain financial or other performance targets.  Furthermore, Mr. Cookson will be granted a non-qualified stock option to purchase a total of 500,000 shares of the Company's Common Stock at $0.02 per share strike price, pursuant to the Equity Incentive Plan, and a written Nonqualified Stock Option Agreement (the "Cookson Option").  The Cookson Option will vest 1/12 on the last day of each calendar quarter commencing September 30, 2010, so that if Mr. Cookson remains continuously employed by the Company, the Cookson Option will fully vest on June 30, 2013.

The Cookson Employment Agreement contains identical provisions to the Wood Employment Agreement regarding benefits, severance, and change in control payments.

The foregoing description of the Cookson Employment Agreement and the Cookson Option are qualified in their entirety by reference to the complete text of the Cookson Employment Agreement and the Cookson Option, which are attached hereto as Exhibits 10.5 and 10.6, respectively, and incorporated by reference herein.

William M. Perkins Employment Agreement

On June 22, 2010, the Company and its Chief Technology Officer, William M. Perkins, entered into an employment agreement (the "Perkins Employment Agreement").

Pursuant to the Perkins Employment Agreement, Mr. Perkins will serve as the Company's Chief Technology Officer and report directly to the Company's Chief Executive Officer, President and Board of Directors.  Mr. Perkins will receive a base compensation of $180,000 per annum, payable in accordance with the Company's normal payroll practices.  In addition, the Company will award Mr. Perkins annual incentive compensation at the discretion of the Board of Directors.  Such incentive compensation may be tied to the attainment of certain financial or other performance targets.  Furthermore, Mr. Perkins will be granted a non-qualified stock option to purchase a total of 390,000 shares of the Company's Common Stock at $0.02 per share strike price, pursuant to the Equity Incentive Plan, and a written Nonqualified Stock Option Agreement (the "Perkins Option").  The Perkins Option will vest 1/12 on the last day of each calendar quarter commencing September 30, 2010, so that if Mr. Perkins remains continuously employed by the Company, the Option will fully vest on June 30, 2013.

The Perkins Employment Agreement contains identical provisions to the Wood Employment Agreement regarding benefits, severance, and change in control payments.

The foregoing description of the Perkins Employment Agreement and the Perkins Option are qualified in their entirety by reference to the complete text of the Perkins Employment Agreement and the Perkins Option, which is attached hereto as Exhibits 10.7 and 10.8, respectively, and incorporated by reference herein.

Non-Disclosure Agreements

In connection with the execution of the employment agreements above, the Company entered into a Non-Disclosure, Proprietary Information and Inventions Agreement (the "Non-Disclosure Agreements") with each of the following executives:  Billy Wood, James R. Buckley, Michael P. Cookson and William M. Perkins. Under the identical Non-Disclosure Agreements, each executive agrees to maintain confidential information and to assign to the Company any inventions developed during his employment. In addition, each executive agreed to specified non-solicitation and non-compete provisions during the term of his employment and for a period of one year following his termination of employment.

The foregoing description of the Non-Disclosure Agreements are qualified in their entirety by reference to the complete text of the Non-Disclosure Agreements, which are attached hereto as Exhibits 10.9, 10.10, 10.11, and 10.12, respectively.

Indemnity Agreements

The Company entered into an Indemnity Agreement (the "Indemnity Agreements") with each of the following executives and directors:  John McCawley, Billy Wood, James R. Buckley, Michael P. Cookson, William M. Perkins and Mark Faris.  Pursuant to the identical Indemnity Agreement with each executive, in exchange for each of the officer's and director's service to the Company, the Company agreed to indemnify each of the officers and directors to the fullest extent provided under Nevada law.

The foregoing description of the Indemnity Agreements are qualified in their entirety by reference to the complete text of the Indemnity Agreements, which are attached hereto as Exhibits 10.13, 10.14, 10.15, 10.16, 10.17 and 10.18, respectively, and incorporated by reference herein.

Incentive Compensation Plan

On June 22, 2010, the Company's Board of Directors approved the Verecloud, Inc. 2010 Incentive Compensation Plan (the "Incentive Compensation Plan").  The purpose of the Incentive Compensation Plan is to motivate the Company's employees to achieve performance-based financial results by rewarding employees for their contributions to the Company's performance.  The Incentive Compensation Plan is only in effect for the Company's 2011 Fiscal Year (July 1, 2010 through June 30, 2011).  All individuals employed by the Company in a full-time capacity before June 1, 2010 are eligible to participate in the Incentive Compensation Plan. The Incentive Compensation Plan has two components:  first, there is a corporate performance factor, which is measured by the Company’s EBITDA; and second, an individual performance factor, which is based on each employee's individual performance review. The corporate performance factor is weighted at 75 percent and the individual performance factor is weighted at 25 percent. Percentage achievement of these weighted factors is multiplied by each participant’s target incentive to determine the amount payable under the Incentive Compensation Plan to that participant. Amounts payable under the Plan are calculated semi-annually and are targeted to be paid on or about January 15, 2011 and August 15, 2011. Each participant’s semi-annual payment under the Incentive Compensation Plan is subject to his continuous employment through the date his lump sum payment is distributed by the Company.

The foregoing description of the Incentive Compensation Plan is qualified in its entirety by reference to the complete text of the Incentive Compensation Plan, which is attached hereto as Exhibit 10.19 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit #	Description	Reference

10.1	Employment Agreement by and between Verecloud, Inc. and William E. Wood, III, dated June 22, 2010	Attached herewith.
10.2	Nonqualified Stock Option Agreement by and between Verecloud, Inc. and William E. Wood, III, dated June 22, 2010	Attached herewith.

10.3	Employment Agreement by and between Verecloud, Inc. and James R. Buckley, dated June 22, 2010	Attached herewith.
10.4	Nonqualified Stock Option Agreement by and between Verecloud, Inc. and James R. Buckley, dated June 22, 2010	Attached herewith.
10.5	Employment Agreement by and between Verecloud, Inc. and Michael P. Cookson, dated June 22, 2010	Attached herewith.
10.6	Nonqualified Stock Option Agreement by and between Verecloud, Inc. and Michael P. Cookson, dated June 22, 2010	Attached herewith.
10.7	Employment Agreement by and between Verecloud, Inc. and William M. Perkins, dated June 22, 2010	Attached herewith.
10.8	Nonqualified Stock Option Agreement by and between Verecloud, Inc. and William M. Perkins, dated June 22, 2010	Attached herewith.
10.9	Non-Disclosure, Proprietary Information and Inventions Agreement by and between Verecloud, Inc. and William E. Wood, III, dated June 22, 2010	Attached herewith.
10.10	Non-Disclosure, Proprietary Information and Inventions Agreement by and between Verecloud, Inc. and James R. Buckley, dated June 22, 2010	Attached herewith.
10.11	Non-Disclosure, Proprietary Information and Inventions Agreement by and between Verecloud, Inc. and Michael P. Cookson, dated June 22, 2010	Attached herewith.
10.12	Non-Disclosure, Proprietary Information and Inventions Agreement by and between Verecloud, Inc. and William M. Perkins, dated June 22, 2010	Attached herewith.

10.13	Indemnity Agreement by and between Verecloud, Inc. and John F. McCawley, dated June 22, 2010	Attached herewith.
10.14	Indemnity Agreement by and between Verecloud, Inc. and William E. Wood, III, dated June 22, 2010	Attached herewith.
10.15	Indemnity Agreement by and between Verecloud, Inc. and James R. Buckley, dated June 22, 2010	Attached herewith.
10.16	Indemnity Agreement by and between Verecloud, Inc. and Michael P. Cookson, dated June 22, 2010	Attached herewith.
10.17	Indemnity Agreement by and between Verecloud, Inc. and William M. Perkins, dated June 22, 2010	Attached herewith.
10.18	Indemnity Agreement by and between Verecloud, Inc. and Mark Faris, dated June 22, 2010	Attached herewith.
10.19	Verecloud, Inc. 2010 Incentive Compensation Plan, dated June 22, 2010	Attached herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERECLOUD, INC.

Date: June 28, 2010	By:	/s/ John McCawley
John McCawley
Chief Executive Officer

Exhibit Index

Exhibit #	Description	Reference

10.1	Employment Agreement by and between Verecloud, Inc. and William E. Wood, III, dated June 22, 2010	Attached herewith.
10.2	Nonqualified Stock Option Agreement by and between Verecloud, Inc. and William E. Wood, III, dated June 22, 2010	Attached herewith.
10.3	Employment Agreement by and between Verecloud, Inc. and James R. Buckley, dated June 22, 2010	Attached herewith.
10.4	Nonqualified Stock Option Agreement by and between Verecloud, Inc. and James R. Buckley, dated June 22, 2010	Attached herewith.
10.5	Employment Agreement by and between Verecloud, Inc. and Michael P. Cookson, dated June 22, 2010	Attached herewith.
10.6	Nonqualified Stock Option Agreement by and between Verecloud, Inc. and Michael P. Cookson, dated June 22, 2010	Attached herewith.
10.7	Employment Agreement by and between Verecloud, Inc. and William M. Perkins, dated June 22, 2010	Attached herewith.
10.8	Nonqualified Stock Option Agreement by and between Verecloud, Inc. and William M. Perkins, dated June 22, 2010	Attached herewith.
10.9	Non-Disclosure, Proprietary Information and Inventions Agreement by and between Verecloud, Inc. and William E. Wood, III, dated June 22, 2010	Attached herewith.
10.10	Non-Disclosure, Proprietary Information and Inventions Agreement by and between Verecloud, Inc. and James R. Buckley, dated June 22, 2010	Attached herewith.
10.11	Non-Disclosure, Proprietary Information and Inventions Agreement by and between Verecloud, Inc. and Michael P. Cookson, dated June 22, 2010	Attached herewith.
10.12	Non-Disclosure, Proprietary Information and Inventions Agreement by and between Verecloud, Inc. and William M. Perkins, dated June 22, 2010	Attached herewith.

10.13	Indemnity Agreement by and between Verecloud, Inc. and John F. McCawley, dated June 22, 2010	Attached herewith.
10.14	Indemnity Agreement by and between Verecloud, Inc. and William E. Wood, III, dated June 22, 2010	Attached herewith.
10.15	Indemnity Agreement by and between Verecloud, Inc. and James R. Buckley, dated June 22, 2010	Attached herewith.
10.16	Indemnity Agreement by and between Verecloud, Inc. and Michael P. Cookson, dated June 22, 2010	Attached herewith.
10.17	Indemnity Agreement by and between Verecloud, Inc. and William M. Perkins, dated June 22, 2010	Attached herewith.
10.18	Indemnity Agreement by and between Verecloud, Inc. and Mark Faris, dated June 22, 2010	Attached herewith.
10.19	Verecloud, Inc. 2010 Incentive Compensation Plan, dated June 22, 2010	Attached herewith.